EXHIBIT 9A

                                IRREVOCABLE PROXY
                                TO VOTE SOTCK OF
                                 AUTOINFO, INC.

      The undersigned stockholder of AutoInfo, Inc., a Delaware corporation ("Company"), hereby irrevocably appoints Harry M. Watchel ("Watchel") or any other diesignee of Watchel, as the sole and exclusive attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting rights (to the full extent that the undersigned is entitled to do so) with respect to the issued and outstanding shares of capital stock of the Company that set forth below that are owned of record by the undersigned (collectively, the "Shares"), in accordance with the terms of this Irrevocable Proxy. The Shares subject to this Irrevocable Proxy beneficially owned by the undersigned stockholder of the Company as of the date hereof are listed on the final page of this Irrevocable Proxy. Upon the undersigned's execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to the voting of any Shares on the matters referred to in the third paragraph of this Irrevocable Proxy are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to such matters until after the Expiration Date (as defined below).

      This Irrevocable Proxy is irrevocable, is coupled with an interest, and is granted in consideration of the transfer of the Shares to the undersigned by Watchel. As used herein, the term "Expiration Date" shall mean December 31, 2006

      The attorney and proxy named above is hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting rights off the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents), at every annual, special or adjourned meeting of the stockholders of the Company and in every written consent in lieu of such meeting or otherwise act with respect to the shares as fully, to the same extent and with the same effect as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of shareholders of a Delaware corporation.

      All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

      This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.

Dated: June 1, 2001

                                           /s/ William Wunderlich
                                           -------------------------------------
                                                   William Wunderlich
                                           Shares of Company Common Stock
                                           Beneficially Owned that are subject
                                           to this Irrevocable Proxy: 750,000

                                IRREVOCABLE PROXY
                                TO VOTE SOTCK OF
                                 AUTOINFO, INC.

      The undersigned stockholder of AutoInfo, Inc., a Delaware corporation ("Company"), hereby irrevocably appoints Harry M. Watchel ("Watchel") or any other diesignee of Watchel, as the sole and exclusive attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting rights (to the full extent that the undersigned is entitled to do so) with respect to the issued and outstanding shares of capital stock of the Company that set forth below that are owned of record by the undersigned (collectively, the "Shares"), in accordance with the terms of this Irrevocable Proxy. The Shares subject to this Irrevocable Proxy beneficially owned by the undersigned stockholder of the Company as of the date hereof are listed on the final page of this Irrevocable Proxy. Upon the undersigned's execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to the voting of any Shares on the matters referred to in the third paragraph of this Irrevocable Proxy are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to such matters until after the Expiration Date (as defined below).

      This Irrevocable Proxy is irrevocable, is coupled with an interest, and is granted in consideration of the transfer of the Shares to the undersigned by Watchel. As used herein, the term "Expiration Date" shall mean December 31, 2006

      The attorney and proxy named above is hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting rights off the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents), at every annual, special or adjourned meeting of the stockholders of the Company and in every written consent in lieu of such meeting or otherwise act with respect to the shares as fully, to the same extent and with the same effect as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of shareholders of a Delaware corporation.

      All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

      This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.

Dated: June 1, 2001

                                            /s/ Mark Weiss
                                            ------------------------------------
                                                       Mark Weiss
                                            Shares of Company Common Stock
                                            Beneficially Owned that are subject
                                            to this Irrevocable Proxy: 1,000,000